                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 7, 2005
                                                --------------------------------

       Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant")
     (as depositor for the Bear Stearns Commercial Mortgage Securities Trust
     2005-TOP18 to be formed pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005 relating to the Bear Stearns Commercial Mortgage
                     Securities Trust 2005-TOP18 Commercial
             Mortgage Pass-Through Certificates, Series 2005-TOP18)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          333-120522                          13-3411414
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(State or other jurisdiction      (Commission                   (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)

383 Madison Avenue                                                    10179
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code   (212) 272-2000
                                                  ------------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

         Attached as exhibits are certain Structural and Collateral Term Sheets
     (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association (the "PSA"))
     furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley
     & Co. Incorporated, (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Bear Stearns Commercial
     Mortgage Securities Trust 2005-TOP18, Commercial Mortgage Pass-Through
     Certificates, Series 2005-TOP18 (such classes, the "Offered Certificates").

         The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of
     1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form
     S-3 (No. 333-120522) (the "Registration Statement"). The Registrant hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

         Any statement or information contained in the attached Structural and
     Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

                                       -2-

ITEM 9.01. Financial Statements and Exhibits

           (c) Exhibits

           Item 601(a)
           of Regulation S-K
           Exhibit No.              Description
           -----------              -----------

           (99.1)                   Structural and Collateral Term Sheets
                                    prepared by the Underwriters in connection
                                    with certain classes of the Bear Stearns
                                    Commercial Mortgage Securities Trust
                                    2005-TOP18, Commercial Mortgage Pass-Through
                                    Certificates, Series 2005-TOP18.

                                      -3-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

April 12, 2005
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                                By: /s/ Jeffrey N. Lavine
                                   ---------------------------------------------
                                   Name:  Jeffrey N. Lavine
                                   Title: Senior Managing Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

99.1              Structural and Collateral Term Sheets               (E)
                  prepared by the Underwriters in connection
                  with certain classes of the Bear Stearns
                  Commercial Mortgage Securities Trust
                  2005-TOP18, Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-TOP18.

                                      -5-